MULTIMEDIA GAMES™

MGAM: NASDAQ

Nevada Presentation

September 2011

Safe Harbor

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect Multimedia Games, Inc.'s ("Company") current expectations and beliefs but are not guarantees of future performance. As such actual results may vary materially from expectations.

The Company's ability to enter into any new jurisdiction or sell new products, is subject to regulatory approval, licensing requirements, and other possible factors beyond the Company's control. Any dates included in this presentation should be considered target dates only, actual dates may vary materially from expectations. The preparation of the Company's presentations, financial statements and forward-looking statements requires the Company to make estimates and assumptions regarding the Company's operations, valuations, financial outlook, regulatory enforcement and technical compliance and estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, sales and expenses. Actual results may differ materially from these estimates under different assumptions or conditions.

Additional risks and uncertainties associated with the forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and 10-Q. The Company assumes no obligation to publicly update or revise any forward-looking statements.

Company Leadership

- **Board Of Directors**
  - **Stephen Greathouse**, Chair Board of Directors
  - **Michael Maples**, Board Member
  - **Robert Repass**, Board Member
  - **Neil Jenkins**, Board Member
  - **Justin Orlando**, Board Member
  - **Timothy Stanley**, Board Member
- **Management**
  - **Patrick Ramsey**, President, CEO, & Board Member
  - **Adam Chibib**, Chief Finance Officer
  - **Joaquin Aviles**, Vice President Technology
  - **Mick Roemer**, Senior Vice President of Sales
  - **Uri Clinton**, General Counsel Corporate Secretary

Compliance Overview

MULTIMEDIA GAMES™

Licensing Update September 2011

Commercial Licensing Map



(yellow)	Submitted
(green)	Licensed
(blue)	Upcoming

•Total Licenses Including Temps. 125

•Total Addressable Market 264,315

•Total Addressable Market After Nevada 467,615

Regulatory Compliance

Statement of Compliance

Multimedia Games Holding Company, Inc. (the Company"), and its Employees

shall actively endeavor to comply with all Gaming Regulations and Federal Laws

while cooperating with the regulation of their business operations.

- Employees are expected to take an active role.
- Employees are required to participate in training.
- Employees are required immediately report known regulatory violations.

Regulatory Compliance Committee ("RCC")

The RCC is charged with ensuring that the Company avoids Unsuitable Situations and /or transactions with Unsuitable Persons.

•Members are Appointed by the Board

•Current members include the Chairman of MGAM's Board of Directors

Company Overview

MULTIMEDIA GAMES™

Key to Growth

Opportunity in Existing Markets

- Oklahoma
  - Remain strong partner for largest customer with Class II product
  - Expand relationships with additional tribal operators
  - New proprietary product
- Washington State
  - New games/system drive increased floor share
- California
  - Class II and III product rollout and opportunity
- New York
  - Expansion of units managed by central system

+

Expansion into New Markets

- Expand product offerings and capabilities
  - Class II
  - Class III
  - VLT
- Pursue new addressable markets
  - Nevada Example / 125 Licenses
- Leverage balance sheet to pursue new markets with flexible business models
  - Sale
  - Lease
  - Revenue Share

+

Focus on ROIC

- Prioritize proprietary product development
  - Shift from distribution model
- Focus on cash flow in underperforming markets
  - Mexico
- Focus on established markets and market segments
  - Grow North American market share

=

Attractive Investment Opportunity

- Improved competitive position
- Diversified business model
- Strengthened financial foundation

Financial Overview

MULTIMEDIA GAMES™

FY 2011 Financial Overview

- **Expect to grow revenues for the first time since 2008**
  - **Total sold units should increase year-over-year for the year**
  - **Ending domestic participation base of 8,933 units (through our fiscal Q3) represents an increase of 11%**
- **Expect our first full year of operating income and GAAP Net Income since 2008**
- **Cash has increased 126% to $49.2 million from September 30, 2010 to June 30, 2011**
- **Net debt was reduced by $92.2 million since Q2 FY09**
  - **Company is in a net cash position of $5.2M at 6/30/2011**
  - **Represents first net cash position since 3Q F2004**
  - **Tenth consecutive quarter of net debt reductions**
- **Active share repurchase program**
  - **Over 1.8 million shares purchased between Dec. 2010 and June 2011**

New Product Overview

TournEvent™



TournEvent

- **Easiest and most innovative slot tournament system**
- **Networked banks switch to tournament mode instantly to transform slot floor into live action slot theatre**
- ***TournEvent* 3.0**
  - **New interactive Pop-N-Win™ tournament game**
  - **Player Dashboard with picture in picture**
  - **Automated emcee**
  - **New tournament formats**

Side Action™ Series


SIDE ACTION
DICE
SIX SIXES 50,000
FIVE OF A KIND 1,100


SIDE ACTION
Poker
ROYAL FLUSH 300,000
STRAIGHT FLUSH 80,000
FOUR OF A KIND 10,000
SIDE BET
25

Side Action

- **Play 2 games at once**
  - **Primary video reel game**
  - **Side Action game for small side wager**
- ***Side Action* game is positioned on the right side of the video display, taking up about 25% of the screen**
- **Featured Titles:**
  - **Blazin' Bucks™ with *Side Action* Dice**
  - **Texas Tornado® with *Side Action* Poker**